American Beacon Alpha Quant Core Fund
American Beacon Alpha Quant Dividend Fund
American Beacon Alpha Quant Quality Fund
American Beacon Alpha Quant Value Fund

Supplement dated March 5, 2020
to the
Prospectus and Summary Prospectuses dated October 28, 2019, as previously amended or supplemented

The Board of Trustees (the “Board”) of American Beacon Funds has approved a plan to liquidate and terminate the American Beacon Alpha Quant Core Fund, American Beacon Alpha Quant Dividend Fund, American Beacon Alpha Quant Quality Fund, and American Beacon Alpha Quant Value Fund (each a “Fund,” and collectively, the “Funds”) on or about April 30, 2020 (the “Liquidation Date”), upon the recommendation of American Beacon Advisors, Inc., the Funds’ investment manager.
In anticipation of the liquidation, effective immediately, each Fund is closed to new shareholders.  To prepare for the liquidation of the Funds, Alpha Quant Advisors, LLC, the Funds’ sub-advisor, may need to increase the portion of each Fund's assets held in cash and similar instruments in order to pay for that Fund’s expenses and to meet redemption requests. The Funds may no longer be pursuing their respective investment objectives during this transition. Each Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares on or about the Liquidation Date.  These shareholder redemptions may be taxable events.  Once the shareholder redemptions are complete, the Funds will terminate.
Please note that you may be eligible to exchange your shares of a Fund at net asset value per share at any time prior to the Liquidation Date for shares of the same share class of another American Beacon Fund under certain limited circumstances.  You also may redeem your shares of a Fund at any time prior to the Liquidation Date.  No sales charges, redemption fees or termination fees will be imposed in connection with such exchanges and redemptions.  In general, exchanges and redemptions are taxable events for shareholders.
In connection with its liquidation, each Fund may declare taxable distributions of its net investment income and net capital gain in advance of its Liquidation Date.
If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss a Fund’s liquidation and determine its tax consequences.
For more information, please contact us at 1-800-658-5811, Option 1.  If you purchased shares of a Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary for further details.

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